AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1	of Pages 2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)
0023	Mar 20, 2008	NTIA9110-8-34784	

6. Issued By Code F6001201

DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 x 102

7. Administered By (If other than Item 6) Code

SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295

CAGE: 3DXC3

Code | Facility Code

(X)	
	9A. Amendment of Solicitation No.
	9B. Date (See Item 11)
X	10A. Modification of Contract/Order No. SB1335-02-W-0175
	10B. Date (See Item 13) Oct 26, 2001

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)

See Schedule $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (Specify type of modification and authority) 52.217-9 : Option to Extend the Term of the Contract

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise Option Period Three. This will extend the period of performance from March 25, 2008 through April 23, 2008. All other terms and conditions remain the same, and there is no additional cost to the government.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)	16A. Name and title of Contracting Officer (Type or Print)
Steven Boyce VP, Finance & Corporate Controller	DIANE R. TRICE 301-713-0838 x 102 Contract Specialist Diane.Trice@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B. United States of America	16C. Date Signed
Steven Boyce (Signature of person authorized to sign)	March 24, 2008	Diane Trice (Signature of Contracting Officer)	Mar 20, 2008

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0011	Option Period Three Period of Performance: 30 days beginning March 25, 2008 through April 23, 2008. Accounting and Appropriation Data: 61.08.1050012.100.0012.010101000.08000000000 00000.25990000.000000	0	EA	0.00	0.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page	of Pages
	1	2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)
0024	Apr 21, 2008	NTIA9110-8-37503	

6. Issued By Code F6001201
DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 x 102

7. Administered By (If other than Item 6) Code
SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295

CAGE: 3DXC3

(X) 9A. Amendment of Solicitation No.

9B. Date (See Item 11)

X 10A. Modification of Contract/Order No.
SB1335-02-W-0175

10B. Date (See Item 13)
Oct 26, 2001

Code | Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
See Schedule $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (Specify type of modification and authority) 52.217-9: Option to Extend the Term of the Contract

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise Option Period Four. This will extend the period of performance from April 24, 2008 through May 22, 2008. All other terms and conditions remain the same, and there is no additional cost to the government.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)		16A. Name and title of Contracting Officer (Type or Print)	
Steven Boyce VP, Finance + Corporate Controller		DIANE R. TRICE 301-713-0838 x 102 Contract Specialist Diane.Trice@noaa.gov	
15B. Contractor/Offeror Steven Boyce (Signature of person authorized to sign)	15C. Date Signed April 21, 2008	16B. United States of America Diane Trice (Signature of Contracting Officer)	16C. Date Signed Apr 21, 2008

NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0012	Option Period Four Period of Performance: 30 days beginning April 24, 2008 through May 22, 2008. Accounting and Appropriation Data: 61.08.1050012.100.0012.010101000.08000000000 00000.25990000.000000	1	EA	0.00	0.00